Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	3Q'18 vs. 3Q'17		Sep 30, 2018	Sep 30, 2017	YTD'18 vs. YTD'17
EARNINGS
Net interest income	$4,206	$3,737	$3,842	$3,916	$3,876	$330	8.5%	$11,785	$11,100	$685	6.2%
Retailer share arrangements	(871)	(653)	(720)	(779)	(805)	(66)	8.2%	(2,244)	(2,158)	(86)	4.0%
Net interest income, after retailer share arrangements	3,335	3,084	3,122	3,137	3,071	264	8.6%	9,541	8,942	599	6.7%
Provision for loan losses	1,451	1,280	1,362	1,354	1,310	141	10.8%	4,093	3,942	151	3.8%
Net interest income, after retailer share arrangements and provision for loan losses	1,884	1,804	1,760	1,783	1,761	123	7.0%	5,448	5,000	448	9.0%
Other income	63	63	75	62	76	(13)	(17.1)%	201	226	(25)	(11.1)%
Other expense	1,054	975	988	970	958	96	10.0%	3,017	2,777	240	8.6%
Earnings before provision for income taxes	893	892	847	875	879	14	1.6%	2,632	2,449	183	7.5%
Provision for income taxes	222	196	207	490	324	(102)	(31.5)%	625	899	(274)	(30.5)%
Net earnings	$671	$696	$640	$385	$555	$116	20.9%	$2,007	$1,550	$457	29.5%
Net earnings attributable to common stockholders	$671	$696	$640	$385	$555	$116	20.9%	$2,007	$1,550	$457	29.5%

Adjusted net earnings(1)	$671	$696	$640	$545	$555	$116	20.9%	$2,007	$1,550	$457	29.5%

COMMON SHARE STATISTICS
Basic EPS	$0.91	$0.93	$0.84	$0.49	$0.70	$0.21	30.0%	$2.68	$1.93	$0.75	38.9%
Diluted EPS	$0.91	$0.92	$0.83	$0.49	$0.70	$0.21	30.0%	$2.66	$1.93	$0.73	37.8%
Adjusted diluted EPS(1)	$0.91	$0.92	$0.83	$0.70	$0.70	$0.21	30.0%	$2.66	$1.93	$0.73	37.8%
Dividend declared per share	$0.21	$0.15	$0.15	$0.15	$0.15	$0.06	40.0%	$0.51	$0.41	$0.10	24.4%
Common stock price	$31.08	$33.38	$33.53	$38.61	$31.05	$0.03	0.1%	$31.08	$31.05	$0.03	0.1%
Book value per share	$19.47	$19.37	$18.88	$18.47	$18.40	$1.07	5.8%	$19.47	$18.40	$1.07	5.8%
Tangible common equity per share(2)	$16.51	$16.84	$16.55	$16.22	$16.15	$0.36	2.2%	$16.51	$16.15	$0.36	2.2%

Beginning common shares outstanding	746.6	760.3	770.5	782.6	795.3	(48.7)	(6.1)%	770.5	817.4	(46.9)	(5.7)%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	2.4	0.3	0.2	0.1	0.1	2.3	NM	2.9	0.3	2.6	NM
Shares repurchased	(30.3)	(14.0)	(10.4)	(12.2)	(12.8)	(17.5)	136.7%	(54.7)	(35.1)	(19.6)	55.8%
Ending common shares outstanding	718.7	746.6	760.3	770.5	782.6	(63.9)	(8.2)%	718.7	782.6	(63.9)	(8.2)%

Weighted average common shares outstanding	734.9	752.2	763.7	778.7	787.3	(52.4)	(6.7)%	750.2	801.3	(51.1)	(6.4)%
Weighted average common shares outstanding (fully diluted)	738.8	758.3	770.3	784.0	790.9	(52.1)	(6.6)%	755.7	805.0	(49.3)	(6.1)%

(1) Adjusted net earnings and Adjusted diluted EPS are non-GAAP measures. These measures represent the corresponding GAAP measure, adjusted to exclude the effects to Provision for income taxes in the quarter ended December 31, 2017, resulting from the Tax Cuts and Jobs Act of 2017 (the “Tax Act”). The effects primarily relate to additional tax expense arising from the remeasurement of our net deferred tax asset to reflect the reduction in the U.S. corporate tax rate from 35% to 21%. For a corresponding reconciliation to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions, except account data)
	Quarter Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	3Q'18 vs. 3Q'17		Sep 30, 2018	Sep 30, 2017	YTD'18 vs. YTD'17
PERFORMANCE METRICS
Return on assets(1)	2.7%	2.9%	2.7%	1.6%	2.4%		0.3%	2.8%	2.3%		0.5%
Return on equity(2)	18.5%	19.4%	18.2%	10.5%	15.3%		3.2%	18.7%	14.4%		4.3%
Return on tangible common equity(3)	21.5%	22.1%	20.7%	12.0%	17.4%		4.1%	21.5%	16.4%		5.1%
Adjusted return on assets(4)	2.7%	2.9%	2.7%	2.3%	2.4%		0.3%	2.8%	2.3%		0.5%
Adjusted return on equity(4)	18.5%	19.4%	18.2%	14.9%	15.3%		3.2%	18.7%	14.4%		4.3%
Adjusted return on tangible common equity(5)	21.5%	22.1%	20.7%	17.0%	17.4%		4.1%	21.5%	16.4%		5.1%
Net interest margin(6)	16.41%	15.33%	16.05%	16.24%	16.74%		(0.33)%	15.94%	16.38%		(0.44)%
Efficiency ratio(7)	31.0%	31.0%	30.9%	30.3%	30.4%		0.6%	31.0%	30.3%		0.7%
Other expense as a % of average loan receivables, including held for sale	4.82%	5.02%	5.07%	4.91%	4.99%		(0.17)%	4.96%	4.96%		—%
Effective income tax rate	24.9%	22.0%	24.4%	56.0%	36.9%		(12.0)%	23.7%	36.7%		(13.0)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	4.97%	5.97%	6.14%	5.78%	4.95%		0.02%	5.67%	5.23%		0.44%
30+ days past due as a % of period-end loan receivables(8)	4.59%	4.17%	4.52%	4.67%	4.80%		(0.21)%	4.59%	4.80%		(0.21)%
90+ days past due as a % of period-end loan receivables(8)	2.09%	1.98%	2.28%	2.28%	2.22%		(0.13)%	2.09%	2.22%		(0.13)%
Net charge-offs	$1,087	$1,159	$1,198	$1,141	$950	$137	14.4%	$3,444	$2,925	$519	17.7%
Loan receivables delinquent over 30 days(8)	$4,021	$3,293	$3,521	$3,831	$3,694	$327	8.9%	$4,021	$3,694	$327	8.9%
Loan receivables delinquent over 90 days(8)	$1,833	$1,561	$1,776	$1,869	$1,707	$126	7.4%	$1,833	$1,707	$126	7.4%

Allowance for loan losses (period-end)	$6,223	$5,859	$5,738	$5,574	$5,361	$862	16.1%	$6,223	$5,361	$862	16.1%
Allowance coverage ratio(9)	7.11%	7.43%	7.37%	6.80%	6.97%		0.14%	7.11%	6.97%		0.14%

BUSINESS METRICS
Purchase volume(10)	$36,443	$34,268	$29,626	$36,565	$32,893	$3,550	10.8%	$100,337	$95,249	$5,088	5.3%
Period-end loan receivables	$87,521	$78,879	$77,853	$81,947	$76,928	$10,593	13.8%	$87,521	$76,928	$10,593	13.8%
Credit cards	$84,319	$75,753	$74,952	$79,026	$73,946	$10,373	14.0%	$84,319	$73,946	$10,373	14.0%
Consumer installment loans	$1,789	$1,708	$1,590	$1,578	$1,561	$228	14.6%	$1,789	$1,561	$228	14.6%
Commercial credit products	$1,353	$1,356	$1,275	$1,303	$1,384	$(31)	(2.2)%	$1,353	$1,384	$(31)	(2.2)%
Other	$60	$62	$36	$40	$37	$23	62.2%	$60	$37	$23	62.2%
Average loan receivables, including held for sale	$86,783	$77,853	$79,090	$78,369	$76,165	$10,618	13.9%	$81,270	$74,803	$6,467	8.6%
Period-end active accounts (in thousands)(11)	75,457	69,767	68,891	74,541	69,008	6,449	9.3%	75,457	69,008	6,449	9.3%
Average active accounts (in thousands)(11)	75,482	69,344	71,323	71,348	69,331	6,151	8.9%	72,594	69,319	3,275	4.7%

LIQUIDITY
Liquid assets
Cash and equivalents	$12,068	$15,675	$13,044	$11,602	$13,915	$(1,847)	(13.3)%	$12,068	$13,915	$(1,847)	(13.3)%
Total liquid assets	$18,214	$21,491	$18,557	$15,087	$16,391	$1,823	11.1%	$18,214	$16,391	$1,823	11.1%
Undrawn credit facilities
Undrawn credit facilities	$5,125	$6,500	$6,000	$6,000	$5,650	$(525)	(9.3)%	$5,125	$5,650	$(525)	(9.3)%
Total liquid assets and undrawn credit facilities	$23,339	$27,991	$24,557	$21,087	$22,041	$1,298	5.9%	$23,339	$22,041	$1,298	5.9%
Liquid assets % of total assets	17.42%	21.68%	19.42%	15.75%	17.71%		(0.29)%	17.42%	17.71%		(0.29)%
Liquid assets including undrawn credit facilities % of total assets	22.32%	28.24%	25.70%	22.01%	23.82%		(1.50)%	22.32%	23.82%		(1.50)%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Adjusted return on assets represents Adjusted net earnings as a percentage of average total assets. Adjusted return on equity represents Adjusted net earnings as a percentage of average total equity. Adjusted net earnings is a non-GAAP measure. For a corresponding reconciliation of Adjusted net earnings to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(5) Adjusted return on tangible common equity represents Adjusted net earnings as a percentage of average tangible common equity. Both Adjusted net earnings and tangible common equity are non-GAAP measures. For corresponding reconciliations to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(6) Net interest margin represents net interest income divided by average interest-earning assets.
(7) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(8) Based on customer statement-end balances extrapolated to the respective period-end date.
(9) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(10) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(11) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	3Q'18 vs. 3Q'17		Sep 30, 2018	Sep 30, 2017	YTD'18 vs. YTD'17
Interest income:
Interest and fees on loans	$4,617	$4,081	$4,172	$4,233	$4,182	$435	10.4%	$12,870	$11,986	$884	7.4%
Interest on investment securities	77	93	72	58	51	26	51.0%	242	130	112	86.2%
Total interest income	4,694	4,174	4,244	4,291	4,233	461	10.9%	13,112	12,116	996	8.2%

Interest expense:
Interest on deposits	314	273	249	233	219	95	43.4%	836	615	221	35.9%
Interest on borrowings of consolidated securitization entities	86	80	74	70	65	21	32.3%	240	193	47	24.4%
Interest on third-party debt	88	84	79	72	73	15	20.5%	251	208	43	20.7%
Total interest expense	488	437	402	375	357	131	36.7%	1,327	1,016	311	30.6%

Net interest income	4,206	3,737	3,842	3,916	3,876	330	8.5%	11,785	11,100	685	6.2%

Retailer share arrangements	(871)	(653)	(720)	(779)	(805)	(66)	8.2%	(2,244)	(2,158)	(86)	4.0%
Net interest income, after retailer share arrangements	3,335	3,084	3,122	3,137	3,071	264	8.6%	9,541	8,942	599	6.7%

Provision for loan losses	1,451	1,280	1,362	1,354	1,310	141	10.8%	4,093	3,942	151	3.8%
Net interest income, after retailer share arrangements and provision for loan losses	1,884	1,804	1,760	1,783	1,761	123	7.0%	5,448	5,000	448	9.0%

Other income:
Interchange revenue	182	177	158	179	164	18	11.0%	517	474	43	9.1%
Debt cancellation fees	65	66	66	69	67	(2)	(3.0)%	197	203	(6)	(3.0)%
Loyalty programs	(196)	(192)	(155)	(193)	(168)	(28)	16.7%	(543)	(511)	(32)	6.3%
Other	12	12	6	7	13	(1)	(7.7)%	30	60	(30)	(50.0)%
Total other income	63	63	75	62	76	(13)	(17.1)%	201	226	(25)	(11.1)%

Other expense:
Employee costs(1)	365	351	358	330	333	32	9.6%	1,074	974	100	10.3%
Professional fees	232	177	166	159	161	71	44.1%	575	470	105	22.3%
Marketing and business development	131	110	121	156	124	7	5.6%	362	342	20	5.8%
Information processing	105	99	104	99	96	9	9.4%	308	274	34	12.4%
Other(1)	221	238	239	226	244	(23)	(9.4)%	698	717	(19)	(2.6)%
Total other expense	1,054	975	988	970	958	96	10.0%	3,017	2,777	240	8.6%

Earnings before provision for income taxes	893	892	847	875	879	14	1.6%	2,632	2,449	183	7.5%
Provision for income taxes	222	196	207	490	324	(102)	(31.5)%	625	899	(274)	(30.5)%
Net earnings attributable to common shareholders	$671	$696	$640	$385	$555	$116	20.9%	$2,007	$1,550	$457	29.5%

(1) We have reclassified certain amounts within Employee costs to Other for all periods in 2017 to conform to the current period classifications.

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Sep 30, 2018 vs. Sep 30, 2017
Assets
Cash and equivalents	$12,068	$15,675	$13,044	$11,602	$13,915	$(1,847)	(13.3)%
Debt securities	7,281	6,779	6,259	4,473	3,302	3,979	120.5%
Loan receivables:
Unsecuritized loans held for investment	59,868	50,884	52,469	55,526	53,997	5,871	10.9%
Restricted loans of consolidated securitization entities	27,653	27,995	25,384	26,421	22,931	4,722	20.6%
Total loan receivables	87,521	78,879	77,853	81,947	76,928	10,593	13.8%
Less: Allowance for loan losses	(6,223)	(5,859)	(5,738)	(5,574)	(5,361)	(862)	16.1%
Loan receivables, net	81,298	73,020	72,115	76,373	71,567	9,731	13.6%
Goodwill	1,024	1,024	991	991	991	33	3.3%
Intangible assets, net	1,105	863	780	749	772	333	43.1%
Other assets	1,769	1,761	2,370	1,620	2,001	(232)	(11.6)%
Total assets	$104,545	$99,122	$95,559	$95,808	$92,548	$11,997	13.0%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$62,030	$58,734	$56,285	$56,276	$54,232	$7,798	14.4%
Non-interest-bearing deposit accounts	287	277	285	212	222	65	29.3%
Total deposits	62,317	59,011	56,570	56,488	54,454	7,863	14.4%
Borrowings:
Borrowings of consolidated securitization entities	14,187	12,170	12,214	12,497	11,891	2,296	19.3%
Senior unsecured notes	9,554	9,551	8,801	8,302	8,008	1,546	19.3%
Total borrowings	23,741	21,721	21,015	20,799	19,899	3,842	19.3%
Accrued expenses and other liabilities	4,491	3,932	3,618	4,287	3,793	698	18.4%
Total liabilities	90,549	84,664	81,203	81,574	78,146	12,403	15.9%
Equity:
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,470	9,486	9,470	9,445	9,429	41	0.4%
Retained earnings	8,355	7,906	7,334	6,809	6,543	1,812	27.7%
Accumulated other comprehensive income:	(99)	(93)	(86)	(64)	(40)	(59)	147.5%
Treasury Stock	(3,731)	(2,842)	(2,363)	(1,957)	(1,531)	(2,200)	143.7%
Total equity	13,996	14,458	14,356	14,234	14,402	(406)	(2.8)%
Total liabilities and equity	$104,545	$99,122	$95,559	$95,808	$92,548	$11,997	13.0%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Sep 30, 2018			Jun 30, 2018			Mar 31, 2018			Dec 31, 2017			Sep 30, 2017
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$7,901	$39	1.96%	$13,097	$59	1.81%	$12,434	$47	1.53%	$13,591	$43	1.26%	$11,895	$37	1.23%
Securities available for sale	7,022	38	2.15%	6,803	34	2.00%	5,584	25	1.82%	3,725	15	1.60%	3,792	14	1.46%

Loan receivables:
Credit cards, including held for sale	83,609	4,538	21.53%	74,809	4,010	21.50%	76,181	4,099	21.82%	75,389	4,161	21.90%	73,172	4,111	22.29%
Consumer installment loans	1,753	41	9.28%	1,648	37	9.01%	1,572	36	9.29%	1,568	36	9.11%	1,543	35	9.00%
Commercial credit products	1,355	37	10.83%	1,346	34	10.13%	1,286	36	11.35%	1,375	35	10.10%	1,392	36	10.26%
Other	66	1	NM	50	—	—%	51	1	NM	37	1	NM	58	—	—%
Total loan receivables, including held for sale	86,783	4,617	21.11%	77,853	4,081	21.03%	79,090	4,172	21.39%	78,369	4,233	21.43%	76,165	4,182	21.78%
Total interest-earning assets	101,706	4,694	18.31%	97,753	4,174	17.13%	97,108	4,244	17.72%	95,685	4,291	17.79%	91,852	4,233	18.28%

Non-interest-earning assets:
Cash and due from banks	1,217			1,161			1,197			1,037			877
Allowance for loan losses	(5,956)			(5,768)			(5,608)			(5,443)			(5,125)
Other assets	3,482			3,068			3,010			3,219			3,517
Total non-interest-earning assets	(1,257)			(1,539)			(1,401)			(1,187)			(731)

Total assets	$100,449			$96,214			$95,707			$94,498			$91,121

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$60,123	$314	2.07%	$57,303	$273	1.91%	$56,356	$249	1.79%	$55,690	$233	1.66%	$53,294	$219	1.63%
Borrowings of consolidated securitization entities	12,306	86	2.77%	11,821	80	2.71%	12,410	74	2.42%	12,425	70	2.24%	11,759	65	2.19%
Senior unsecured notes	9,552	88	3.66%	9,114	84	3.70%	8,795	79	3.64%	7,940	72	3.60%	8,251	73	3.51%

Total interest-bearing liabilities	81,981	488	2.36%	78,238	437	2.24%	77,561	402	2.10%	76,055	375	1.96%	73,304	357	1.93%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	275			270			300			218			232
Other liabilities	3,772			3,299			3,570			3,716			3,154
Total non-interest-bearing liabilities	4,047			3,569			3,870			3,934			3,386

Total liabilities	86,028			81,807			81,431			79,989			76,690

Equity
Total equity	14,421			14,407			14,276			14,509			14,431

Total liabilities and equity	$100,449			$96,214			$95,707			$94,498			$91,121
Net interest income		$4,206			$3,737			$3,842			$3,916			$3,876

Interest rate spread(1)			15.95%			14.89%			15.62%			15.83%			16.35%
Net interest margin(2)			16.41%			15.33%			16.05%			16.24%			16.74%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Nine Months Ended Sep 30, 2018			Nine Months Ended Sep 30, 2017
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,128	$145	1.74%	$11,073	$86	1.04%
Securities available for sale	6,475	97	2.00%	4,732	44	1.24%

Loan receivables:
Credit cards, including held for sale	78,227	12,647	21.62%	71,920	11,780	21.90%
Consumer installment loans	1,658	114	9.19%	1,465	101	9.22%
Commercial credit products	1,329	107	10.76%	1,363	104	10.20%
Other	56	2	4.77%	55	1	2.43%
Total loan receivables, including held for sale	81,270	12,870	21.17%	74,803	11,986	21.42%
Total interest-earning assets	98,873	13,112	17.73%	90,608	12,116	17.88%

Non-interest-earning assets:
Cash and due from banks	1,192			836
Allowance for loan losses	(5,779)			(4,774)
Other assets	3,188			3,334
Total non-interest-earning assets	(1,399)			(604)

Total assets	$97,474			$90,004

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$57,941	$836	1.93%	$52,325	$615	1.57%
Borrowings of consolidated securitization entities	12,178	240	2.63%	12,096	193	2.13%
Senior unsecured notes	9,156	251	3.67%	7,983	208	3.48%
Total interest-bearing liabilities	79,275	1,327	2.24%	72,404	1,016	1.88%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	282			230
Other liabilities	3,548			2,971
Total non-interest-bearing liabilities	3,830			3,201

Total liabilities	83,105			75,605

Equity
Total equity	14,369			14,399

Total liabilities and equity	$97,474			$90,004
Net interest income		$11,785			$11,100

Interest rate spread(1)			15.49%			16.00%
Net interest margin(2)			15.94%			16.38%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Sep 30, 2018 vs. Sep 30, 2017
BALANCE SHEET STATISTICS
Total common equity	$13,996	$14,458	$14,356	$14,234	$14,402	$(406)	(2.8)%
Total common equity as a % of total assets	13.39%	14.59%	15.02%	14.86%	15.56%		(2.17)%

Tangible assets	$102,416	$97,235	$93,788	$94,068	$90,785	$11,631	12.8%
Tangible common equity(1)	$11,867	$12,571	$12,585	$12,494	$12,639	$(772)	(6.1)%
Tangible common equity as a % of tangible assets(1)	11.59%	12.93%	13.42%	13.28%	13.92%		(2.33)%
Tangible common equity per share(1)	$16.51	$16.84	$16.55	$16.22	$16.15	$0.36	2.2%

REGULATORY CAPITAL RATIOS(2)
	Basel III Fully Phased-in(3)			Basel III Transition
Total risk-based capital ratio(4)	15.5%	18.0%	18.1%	17.3%	18.7%
Tier 1 risk-based capital ratio(5)	14.2%	16.6%	16.8%	16.0%	17.3%
Tier 1 leverage ratio(6)	12.3%	13.6%	13.7%	13.8%	14.6%
Common equity Tier 1 capital ratio	14.2%	16.6%	16.8%	16.0%	17.3%

	Basel III Fully Phased-in
Common equity Tier 1 capital ratio	14.2%	16.6%	16.8%	15.8%	17.2%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital metrics at September 30, 2018 are preliminary and therefore subject to change.
(3) Amounts presented do not reflect certain modifications to the regulatory capital rules proposed by the federal banking agencies in September 2017, which among other things, may increase the risk weighting of certain deferred tax assets from 100% to 250% if the proposed rule becomes effective.

(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	3Q'18 vs. 3Q'17		Sep 30, 2018	Sep 30, 2017	YTD'18 vs. YTD'17
RETAIL CARD
Purchase volume(1)(2)	$29,264	$27,340	$23,382	$29,839	$26,347	$2,917	11.1%	$79,986	$76,400	$3,586	4.7%
Period-end loan receivables	$60,564	$52,918	$52,531	$56,230	$52,119	$8,445	16.2%	$60,564	$52,119	$8,445	16.2%
Average loan receivables, including held for sale	$60,389	$52,427	$53,673	$53,256	$51,817	$8,572	16.5%	$55,522	$51,002	$4,520	8.9%
Average active accounts (in thousands)(2)(3)	59,846	54,092	55,927	56,113	54,471	5,375	9.9%	57,140	54,639	2,501	4.6%

Interest and fees on loans(2)	$3,465	$2,993	$3,096	$3,133	$3,102	$363	11.7%	$9,554	$8,890	$664	7.5%
Other income(2)	$51	$48	$65	$49	$61	$(10)	(16.4)%	$164	$163	$1	0.6%
Retailer share arrangements(2)	$(851)	$(644)	$(714)	$(771)	$(795)	$(56)	7.0%	$(2,209)	$(2,133)	$(76)	3.6%

PAYMENT SOLUTIONS
Purchase volume(1)	$4,606	$4,288	$3,823	$4,366	$4,178	$428	10.2%	$12,717	$11,794	$923	7.8%
Period-end loan receivables	$17,639	$16,875	$16,513	$16,857	$16,153	$1,486	9.2%	$17,639	$16,153	$1,486	9.2%
Average loan receivables	$17,234	$16,562	$16,629	$16,386	$15,848	$1,386	8.7%	$16,810	$15,538	$1,272	8.2%
Average active accounts (in thousands)(3)	9,675	9,433	9,545	9,421	9,183	492	5.4%	9,569	9,108	461	5.1%

Interest and fees on loans	$601	$566	$562	$574	$559	$42	7.5%	$1,729	$1,607	$122	7.6%
Other income	$4	$4	$2	$2	$2	$2	100.0%	$10	$12	$(2)	(16.7)%
Retailer share arrangements	$(17)	$(7)	$(4)	$(5)	$(9)	$(8)	88.9%	$(28)	$(19)	$(9)	47.4%

CARECREDIT
Purchase volume(1)	$2,573	$2,640	$2,421	$2,360	$2,368	$205	8.7%	$7,634	$7,055	$579	8.2%
Period-end loan receivables	$9,318	$9,086	$8,809	$8,860	$8,656	$662	7.6%	$9,318	$8,656	$662	7.6%
Average loan receivables	$9,160	$8,864	$8,788	$8,727	$8,500	$660	7.8%	$8,938	$8,263	$675	8.2%
Average active accounts (in thousands)(3)	5,961	5,819	5,851	5,814	5,677	284	5.0%	5,885	5,572	313	5.6%

Interest and fees on loans	$551	$522	$514	$526	$521	$30	5.8%	$1,587	$1,489	$98	6.6%
Other income	$8	$11	$8	$11	$13	$(5)	(38.5)%	$27	$51	$(24)	(47.1)%
Retailer share arrangements	$(3)	$(2)	$(2)	$(3)	$(1)	$(2)	NM	$(7)	$(6)	$(1)	16.7%

TOTAL SYF
Purchase volume(1)(2)	$36,443	$34,268	$29,626	$36,565	$32,893	$3,550	10.8%	$100,337	$95,249	$5,088	5.3%
Period-end loan receivables	$87,521	$78,879	$77,853	$81,947	$76,928	$10,593	13.8%	$87,521	$76,928	$10,593	13.8%
Average loan receivables, including held for sale	$86,783	$77,853	$79,090	$78,369	$76,165	$10,618	13.9%	$81,270	$74,803	$6,467	8.6%
Average active accounts (in thousands)(2)(3)	75,482	69,344	71,323	71,348	69,331	6,151	8.9%	72,594	69,319	3,275	4.7%

Interest and fees on loans(2)	$4,617	$4,081	$4,172	$4,233	$4,182	$435	10.4%	$12,870	$11,986	$884	7.4%
Other income(2)	$63	$63	$75	$62	$76	$(13)	(17.1)%	$201	$226	$(25)	(11.1)%
Retailer share arrangements(2)	$(871)	$(653)	$(720)	$(779)	$(805)	$(66)	8.2%	$(2,244)	$(2,158)	$(86)	4.0%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017
COMMON EQUITY MEASURES
GAAP Total common equity	$13,996	$14,458	$14,356	$14,234	$14,402
Less: Goodwill	(1,024)	(1,024)	(991)	(991)	(991)
Less: Intangible assets, net	(1,105)	(863)	(780)	(749)	(772)
Tangible common equity	$11,867	$12,571	$12,585	$12,494	$12,639

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	311	287	278	254	344
Basel III - Common equity Tier 1 (fully phased-in)	$12,178	$12,858	$12,863	$12,748	$12,983
Adjustment related to capital components during transition				142	142
Basel III - Common equity Tier 1 (transition)				$12,890	$13,125

RISK-BASED CAPITAL
Common equity Tier 1	$12,178	$12,858	$12,863	$12,890	$13,125
Add: Allowance for loan losses includible in risk-based capital	1,137	1,027	1,015	1,064	1,001
Risk-based capital	$13,315	$13,885	$13,878	$13,954	$14,126

ASSET MEASURES
Total average assets	$100,449	$96,214	$95,707	$94,498	$91,121
Adjustments for:
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,836)	(1,670)	(1,560)	(1,392)	(1,304)
Total assets for leverage purposes	$98,613	$94,544	$94,147	$93,106	$89,817

Risk-weighted assets - Basel III (fully phased-in)	$85,941	$77,322	$76,509	$80,526	$75,614
Risk-weighted assets - Basel III (transition)				$80,669	$75,729

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$19.47	$19.37	$18.88	$18.47	$18.40
Less: Goodwill	(1.42)	(1.37)	(1.30)	(1.29)	(1.27)
Less: Intangible assets, net	(1.54)	(1.16)	(1.03)	(0.96)	(0.98)
Tangible common equity per share	$16.51	$16.84	$16.55	$16.22	$16.15

ADJUSTED NET EARNINGS
GAAP net earnings	$671	$696	$640	$385	$555
Adjustment for tax law change(2)	—	—	—	160	—
Adjusted net earnings	$671	$696	$640	$545	$555

ADJUSTED DILUTED EPS
GAAP diluted EPS	$0.91	$0.92	$0.83	$0.49	$0.70
Adjustment for tax law change(2)	—	—	—	0.21	—
Adjusted diluted EPS	$0.91	$0.92	$0.83	$0.70	$0.70

(1) Regulatory measures at September 30, 2018 are presented on an estimated basis.
(2) Adjustment to exclude the effects to Provision for income taxes in the quarter ended December 31, 2017, resulting from the Tax Act.